WORLDWIDE
                                                              DOLLARVEST
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              May 31, 1999

                        WORLDWIDE DOLLARVEST FUND, INC.

The Benefits and Risks of Leveraging

The Fund is authorized to utilize leverage in an amount up to 33 1/3% of the Fund's total assets (including the amount obtained from the leverage).

The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock net asset value will reflect the full decline in the entire portfolio holdings therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                   Worldwide DollarVest Fund, Inc., May 31, 1999

DEAR SHAREHOLDER

For the six months ended May 31, 1999, the total investment return on Worldwide DollarVest Fund, Inc.'s Common Stock was -1.89%, based on a change in the per share net asset value from $6.44 to $6.03, and assuming reinvestment of $0.256 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 8.51%. Though performance strengthened as the period progressed, early losses from residual positions in the weakest emerging markets outweighed that improvement.

Market Overview

Financial market volatility moderated over the six months ended May 31, 1999. However, there was a shift in investor concerns over the course of the period. As the period began, investors focused on the prospects of global recession or worldwide deflation. This view moderated to a level of comfort with world economic stability, which by period-end was displaced by fears of an overheated US economy. Interest rates have trended up during the six months ended May 31, but renewed inflation worries accelerated that trend in April and May. The yield on the ten-year US Treasury bond started the period at 4.73%, but had reached 5.62% by May month-end.

Emerging markets bonds rebounded strongly through April in reaction to stabilization in a number of emerging economies and continuing solid economic growth in the United States. The JP Morgan Emerging Markets Bond (EMBI+) Index was up 3.2% in the six months ended May 31, 1999, despite losing 5.70% in May in reaction to the negative outlook on US interest rates.

Bearish sentiment at the end of May magnified short-term adverse developments in some of the economies in which we invest. However, we believe that the story of recovering emerging markets fundamentals continues unchanged and that despite near term volatility, emerging markets bonds as an asset class represent good long-term value.

Events within our investment universe were generally favorable during the May period. In Argentina, lower tax collection with the resulting negative effect on the budget deficit and potential need for external financing has temporarily raised the possibility of Argentina breaking the peso's parity with the dollar. The potential for such a move has been strongly denied by both government and presidential candidates alike. Brazil has generated good news in recent months following fears of a major recession and initial discord on economic stabilization measures. Continued progress on the inflation front is gradually pushing down local interest rates, which in turn is accelerating a rebound of the local economy. In Mexico, inflation is also in a declining trend. Foreign currency flows remain healthy, though the Mexican peso has weakened from its mid-May high, and fiscal budget results show Mexico in line to meet this year's International Monetary Fund (IMF) target. The outlook for Venezuela improved with rising oil prices.

High-yield debt also benefited during the six months ended May 31, 1999 from strong cash inflows from a variety of investors, although that trend reversed in May. The combination of cash outflows from mutual funds, falling prices on Treasury bonds and an unsettled stock market created a more negative environment for high-yield bonds by the end of May. Nevertheless, the spread, or incremental yield required by investors to assume the additional risk of high-yield investments relative to Treasury issues, tightened to 564 basis points (5.64%) at May 31, 1999 from 624 basis points at November 30, 1998. This spread remains wide relative to historic levels. Although there may be additional near-term volatility, we believe that the high-yield market represents good long-term value, supported by favorable economic growth trends and wide spreads relative to US Treasury securities.

Leverage Strategy

The Fund was not leveraged for most of the six-month period ended May 31, 1999. At the end of the period, we reestablished leverage positions and closed the month with approximately 19% of the Fund's net assets leveraged. We intend to continue to utilize leverage in a range of 15%-20% under current market conditions and to adjust the amount of leverage with changes in our market outlook. The use of leverage, while adding incrementally to current yield, will also increase volatility of the Fund's net asset value and returns. Strong returns will be improved with the use of leverage, while losses will be magnified. (See page 1 for more complete information on the benefits and risks of leveraging.)

Investment Strategy

Over the next few months, we believe that the market for bonds in the Fund's investment universe will continue to be unsettled. There are many conflicting forces that could push the market toward strength or weakness. Inflation expectations and interest rates, equity market fluctuations and events in emerging markets are all likely to take their turn influencing results.

Under this scenario, we expect to maintain our current asset mix, with approximately two-thirds of our investments in emerging market government bonds and the remainder in the high-yield market. However, depending upon market conditions, weightings may fluctuate around these levels. For the emerging markets portion of the portfolio, we have attempted to benchmark holdings relative to the EMBI+ Index in order to remain broadly in line with overall trends in emerging markets and to avoid large exposure in marginal markets. We expect to modestly overweight certain countries where fundamentals appear particularly favorable, in our view. Regarding high-yield bonds, we will continue our focus on higher-quality issues in the near term, but will also seek attractive total return opportunities where we believe good value exists. We believe that maintaining the portfolio's high-yield component will provide a measure of diversification to the Fund's holdings as well as offering attractive long-term total return prospects.

Portfolio Characteristics

As of May 31, 1999, our largest country exposures among emerging markets were Brazil (14.9% of total assets), Argentina (11.8%) and Mexico (11.8%). Relative to the EMBI+ Index, Brazil and Mexico are slightly overweighted and Argentina is slightly underweighted. US high-yield bonds made up nearly 27% of the portfolio at the end of May, with another 7% in high-yield bonds of other countries. The high-yield component of the Fund is weighted toward the higher end of the rating spectrum, with 33.5% of high-yield holdings in better-quality BB-rated names, 64.6% in B-rated names, and 1.9% in unrated bonds.

In Conclusion

We thank you for your investment in Worldwide DollarVest Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager

July 1, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Worldwide DollarVest Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================


                                     2 & 3

                                   Worldwide DollarVest Fund, Inc., May 31, 1999

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                          Face                                                 Maturity       Value      Percent of
COUNTRY         Industry                 Amount         Bonds                       Interest     Date       (Note 1a)    Net Assets
====================================================================================================================================
Argentina       Sovereign Government   US$ 800,000   Republic of Argentina            9.75%    9/19/2027    $  614,000          1.6%
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Argentina
                                                       (Cost--$524,000)                                        614,000          1.6
====================================================================================================================================
Brazil          Sovereign Government     1,000,000   Republic of Brazil             10.125     5/15/2027       728,750          1.9
                Obligations              1,000,000   Republic of Brazil             11.625     4/15/2004       922,000          2.3
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Brazil
                                                       (Cost--$1,604,500)                                    1,650,750          4.2
====================================================================================================================================
Canada          Computer Services--        750,000   Celestica International         10.50    12/31/2006       817,500          2.1
                Electronics
                --------------------------------------------------------------------------------------------------------------------
                Media--                  1,000,000   Call-Net Enterprises Inc.        8.00     8/15/2008       890,000          2.3
                Communications
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Canada
                                                       (Cost--$1,763,750)                                    1,707,500          4.4
====================================================================================================================================
Mexico          Industrial               1,000,000   Petroleos Mexicanos              9.50     9/15/2027       860,000          2.2
                --------------------------------------------------------------------------------------------------------------------
                Sovereign Government     2,400,000   United Mexican States (c)       11.50     5/15/2026     2,637,000          6.7
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Mexico
                                                       (Cost--$3,628,850)                                    3,497,000          8.9
====================================================================================================================================
Netherlands     Financial Services         850,000   TPSA Finance BV (a)              7.75    12/10/2008       837,398          2.1
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in the Netherlands
                                                       (Cost--$843,898)                                        837,398          2.1
====================================================================================================================================
Panama          Sovereign Government       750,000   Republic of Panama              8.875     9/30/2027       648,750          1.7
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Panama
                                                       (Cost--$573,750)                                        648,750          1.7
====================================================================================================================================
Russia          Sovereign Government       600,000   Russian Federation Bonds
                Obligations                            (Regulation S)                11.00     7/24/2018       258,000          0.7
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Russia
                                                       (Cost--$243,875)                                        258,000          0.7
====================================================================================================================================
South Korea     Banking                    700,000   Korea Development Bank          7.125     4/22/2004       685,125          1.7
                --------------------------------------------------------------------------------------------------------------------
                Sovereign Government       870,000   Republic of Korea               8.875     4/15/2008       919,465          2.3
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in South Korea
                                                       (Cost--$1,554,037)                                    1,604,590          4.0
====================================================================================================================================
United Kingdom  Cable--International     1,000,000   Telewest Communications
                                                       PLC (a)                       9.117*    4/15/2009       651,250          1.7
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in the United
                                                       Kingdom (Cost--$651,871)                                651,250          1.7
====================================================================================================================================
United States   Airlines                   500,000   USAir Inc.                      9.625     2/01/2001       511,430          1.3
                --------------------------------------------------------------------------------------------------------------------
                Broadcasting--             750,000   Cumulus Media, Inc.            10.375     7/01/2008       798,750          2.0
                Radio & Television
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                  350,000   Lyondell Chemical Company       9.875     5/01/2007       350,875          0.9
                                           650,000   Lyondell Chemical Company (a)   9.625     5/01/2007       656,500          1.7
                                                                                                            ----------         ----
                                                                                                             1,007,375          2.6
                --------------------------------------------------------------------------------------------------------------------
                Consumer--Products       1,000,000   Chattem Inc., Series B          8.875     4/01/2008       990,000          2.5
                --------------------------------------------------------------------------------------------------------------------
                Energy                   1,000,000   Ocean Energy Inc., Series B     7.625     7/01/2005       970,000          2.5
                --------------------------------------------------------------------------------------------------------------------
                Gaming                     750,000   Venetian Casino/LV Sands        12.25    11/15/2004       770,625          2.0
                --------------------------------------------------------------------------------------------------------------------
                Health Services          1,250,000   Extendicare Health Services      9.35    12/15/2007       910,938          2.3
                                         1,000,000   Fresenius Medical Capital
                                                       Trust II                      7.875     2/01/2008       950,000          2.4
                                                                                                            ----------         ----
                                                                                                             1,860,938          4.7
                --------------------------------------------------------------------------------------------------------------------
                Hotels                   1,000,000   HMH Properties, Inc.,
                                                       Series B                      7.875     8/01/2008       921,250          2.4
                --------------------------------------------------------------------------------------------------------------------
                Industrial               1,000,000   Metal Management Inc.           10.00     5/15/2008       800,000          2.0
                --------------------------------------------------------------------------------------------------------------------
                Metals & Mining            750,000   Kaiser Aluminum & Chemical
                                                       Corp.                         12.75     2/01/2003       757,500          1.9
                --------------------------------------------------------------------------------------------------------------------
                Publishing & Printing      500,000   American Lawyer Media, Inc.,
                                                       Series B                       9.75    12/15/2007       508,750          1.3
                --------------------------------------------------------------------------------------------------------------------
                Real Estate                500,000   Forest City Enterprises Inc.     8.50     3/15/2008       500,000          1.3
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications       1,375,000   Nextel Communications,
                                                       Inc. (a)                     11.477*    2/15/2008       914,375          2.3
                                         1,000,000   PSINet, Inc., Series B          10.00     2/15/2005       995,000          2.6
                                           500,000   Pinnacle Holdings Inc.          12.13*    3/15/2008       306,250          0.8
                                                                                                            ----------         ----
                                                                                                             2,215,625          5.7
                --------------------------------------------------------------------------------------------------------------------
                Telephony--                750,000   Nextlink Communications Inc.     9.00     3/15/2008       685,313          1.7
                Competitive Local
                Exchange Carriers
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in the United
                                                       States (Cost--$13,168,895)                           13,297,556         33.9
====================================================================================================================================
Venezuela       Sovereign Government     1,400,000   Republic of Venezuela            9.25     9/15/2027       901,250          2.3
                Obligations                800,000   Republic of Venezuela          13.625     8/15/2018       732,000          1.9
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Venezuela
                                                       (Cost--$1,621,000)                                    1,633,250          4.2
====================================================================================================================================
                                                     Total Investments in Bonds
                                                       (Cost--$26,178,426)                                  26,400,044         67.4
====================================================================================================================================
                                                            Brady Bonds**
====================================================================================================================================
Argentina       Sovereign Government       930,000   Republic of Argentina           5.938+    3/31/2005       776,550          2.0
                Obligations              7,900,000   Republic of Argentina,
                                                       Par 'L' (c)                    6.00     3/31/2023     5,001,687         12.8
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Argentina
                                                       (Cost--$6,117,730)                                    5,778,237         14.8
====================================================================================================================================
Brazil          Sovereign Government     1,500,000   Brazil, DCB                     5.938+    4/15/2012       858,750          2.2
                Obligations              6,466,465   Republic of Brazil 'C' (c)       8.00+    4/15/2014     4,041,540         10.3
                                         2,500,000   Republic of Brazil, Discount    5.875+    4/15/2024     1,518,750          3.9
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Brazil
                                                       (Cost--$6,253,659)                                    6,419,040         16.4
====================================================================================================================================
Bulgaria        Sovereign Government       550,000   Republic of Bulgaria 'A',
                Obligations                          Front-Loaded Interest Rate
                                                       Reduction Bonds                2.50+    7/28/2012       316,937          0.8
                                           550,000   Republic of Bulgaria,
                                                       Discount 'A'                  5.875+    7/28/2024       356,125          0.9
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Bulgaria
                                                       (Cost--$701,204)                                        673,062          1.7
====================================================================================================================================
Ecuador         Sovereign Government       850,000   Republic of Ecuador, Par         4.00     2/28/2025       324,063          0.8
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Ecuador
                                                       (Cost--$324,017)                                        324,063          0.8
====================================================================================================================================


                                      4 & 5

                                   Worldwide DollarVest Fund, Inc., May 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                          Face                                                 Maturity       Value      Percent of
COUNTRY         Industry                 Amount              Brady Bonds**        Interest       Date       (Note 1a)    Net Assets
====================================================================================================================================
Mexico          Sovereign Government  US$1,370,000   United Mexican States 'W-A'      6.25%   12/31/2019   $ 1,017,225          2.6%
                Obligations              2,500,000   United Mexican States 'W-B'      6.25    12/31/2019     1,856,250          4.7
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Mexico
                                                       (Cost--$2,981,373)                                    2,873,475          7.3
====================================================================================================================================
Nigeria         Sovereign Government       500,000   Central Bank of Nigeria 'WW'     6.25+   11/15/2020       305,000          0.8
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Nigeria
                                                       (Cost--$311,613)                                        305,000          0.8
====================================================================================================================================
Peru            Sovereign Government     1,000,000   Republic of Peru, Front-Loaded
                Obligations                          Interest Rate Reduction Bonds    3.75+    3/07/2017       542,500          1.4
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Peru
                                                       (Cost--$625,759)                                        542,500          1.4
====================================================================================================================================
Venezuela       Sovereign Government       428,570   Republic of Venezuela, DCB      5.938+   12/18/2007       314,999          0.8
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Venezuela
                                                       (Cost--$289,285)                                        314,999          0.8
====================================================================================================================================
                                                     Total Investments in Brady Bonds
                                                       (Cost--$17,604,640)                                  17,230,376         44.0
====================================================================================================================================
                                         Shares
                                         Held                 Warrants
====================================================================================================================================
Nigeria         Sovereign Government           500   Central Bank of Nigeria (Nigeria Oil) (b)                       0          0.0
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Investments in Warrants (Cost--$0)                        0          0.0
====================================================================================================================================
                                         Face
                                         Amount          Short-Term Securities
====================================================================================================================================
United States   Commercial             US$ 837,000   General Motors Acceptance
                Paper***                               Corp.                          4.94     6/01/1999       837,000          2.1
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Investments in Short-Term Securities
                                                       (Cost--$837,000)                                        837,000          2.1
====================================================================================================================================
                Total Investments (Cost--$44,620,066)                                                       44,467,420        113.5
                Liabilities in Excess of Other Assets                                                       (5,280,423)       (13.5)
                                                                                                           -----------        -----
                Net Assets                                                                                 $39,186,997        100.0%
                                                                                                           ===========        =====
====================================================================================================================================

  +   Floating Rate Note.

  * Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

 ** Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c) Security represents collateral in connection with reverse repurchase agreements (Note 5).

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of May 31, 1999
=================================================================================================================================
Assets:         Investments, at value (identified cost--$44,620,066) (Note 1a) ................                      $ 44,467,420
                Cash ..........................................................................                            16,633
                Receivables:
                  Reverse repurchase agreements (Note 5) ......................................  $  7,375,192
                  Interest ....................................................................     1,225,411
                  Securities sold .............................................................     1,003,607           9,604,210
                Deferred organization expenses (Note 1e) ......................................  ------------                 831
                Prepaid expenses and other assets .............................................                             2,318
                                                                                                                     ------------
                Total assets ..................................................................                        54,091,412
                                                                                                                     ------------
=================================================================================================================================
Liabilities:    Payables:
                  Securities purchased ........................................................     7,431,161
                  Reverse repurchase agreements (Note 5) ......................................     7,375,192
                  Dividends to shareholders (Note 1f) .........................................        35,567
                  Investment adviser (Note 2) .................................................        19,496          14,861,416
                                                                                                 ------------
                Accrued expenses and other liabilities ........................................                            42,999
                                                                                                                     ------------
                Total liabilities .............................................................                        14,904,415
                                                                                                                     ------------
=================================================================================================================================
Net Assets:     Net assets ....................................................................                      $ 39,186,997
                                                                                                                     ============
=================================================================================================================================
Capital:        Common Stock, $.10 par value, 200,000,000 shares authorized ...................                      $    649,414
                Paid-in capital in excess of par ..............................................                        90,432,850
                Undistributed investment income--net ..........................................                           300,527
                Accumulated realized capital losses on investments--net (Note 6) ..............                       (39,860,237)
                Accumulated distributions in excess of realized capital gains on
                  investments--net (Note 1f) ..................................................                       (12,182,911)
                Unrealized depreciation on investments--net ...................................                          (152,646)
                                                                                                                     ------------
                Total--Equivalent to $6.03 per share based on 6,494,144 shares of
                capital stock issued and outstanding (market price--$5.375) ...................                      $ 39,186,997
                                                                                                                     ============
=================================================================================================================================

                See Notes to Financial Statements.


                                     6 & 7

                                   Worldwide DollarVest Fund, Inc., May 31, 1999

STATEMENTS OF OPERATIONS

                             For the Six Months Ended May 31, 1999
=================================================================================================================================
Investment Income            Interest and amortization of premium and discount earned..........                      $  1,556,111
(Note 1d):
=================================================================================================================================
Expenses:                    Investment advisory fees (Note 2).................................  $    121,903
                             Accounting services (Note 2)......................................        52,964
                             Interest on reverse repurchase agreements (Note 5)................        26,695
                             Professional fees.................................................        26,257
                             Directors' fees and expenses......................................        17,403
                             Printing and shareholder reports..................................        16,175
                             Transfer agent fees...............................................        14,836
                             Listing fees......................................................         7,978
                             Custodian fees....................................................         7,221
                             Pricing services .................................................           606
                             Amortization of organization expenses (Note 1e)...................           401
                             Other.............................................................         1,969
                                                                                                 ------------
                             Total expenses ...................................................                           294,408
                                                                                                                     ------------
                             Investment income--net............................................                         1,261,703
                                                                                                                     ------------
=================================================================================================================================
Realized & Unrealized        Realized loss on investments--net.................................                       (21,924,171)
Gain (Loss) on               Change in unrealized depreciation on investments--net.............                        19,707,954
Investment--Net                                                                                                      ------------
(Note 1b,1d &3):             Net Decrease in Net Assets Resulting from Operations .............                      $   (954,514)
                                                                                                                     ============
=================================================================================================================================

                             See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Six           For the
                                                                                                 Months Ended        Year Ended
                             Increase (Decrease) in Net Assets:                                  May 31, 1999       Nov. 30, 1998
=================================================================================================================================
Operations:                  Investment income--net............................................  $  1,261,703        $  7,686,189
                             Realized loss on investments--net.................................   (21,924,171)        (26,142,101)
                             Change in unrealized appreciation/depreciation
                               on investments--net.............................................    19,707,954         (18,452,841)
                                                                                                 ------------        ------------
                             Net decrease in net assets resulting from operations..............      (954,514)        (36,908,753)
                                                                                                 ------------        ------------
=================================================================================================================================
Dividends &                  Investment income--net............................................    (1,664,969)        (10,161,119)
Distributions to             In excess of realized gain on investments--net....................            --         (12,182,921)
Shareholders                                                                                     ------------        ------------
(Note 1f):                   Net decrease in net assets resulting from dividends
                               and distributions to shareholders...............................    (1,664,969)        (22,344,040)
                                                                                                 ------------        ------------
=================================================================================================================================
Capital Stock                Value of shares issued to Common Stock shareholders
Transactions                   in reinvestment of dividends and distributions..................            --             885,633
(Note 4):                                                                                        ------------        ------------
=================================================================================================================================
Net Assets:                  Total decrease in net assets......................................    (2,619,483)        (58,367,160)
                             Beginning of period...............................................    41,806,480         100,173,640
                                                                                                 ------------        ------------
                             End of period*....................................................  $ 39,186,997        $ 41,806,480
                                                                                                 ============        ============
=================================================================================================================================
                             *Undistributed investment income--net                               $    300,527        $    703,793
                                                                                                 ============        ============
=================================================================================================================================

                             See Notes to Financial Statements.


                                      8 & 9

                                   Worldwide DollarVest Fund, Inc., May 31, 1999

STATEMENT OF CASH FLOW

                             For the Six Months Ended May 31, 1999
=================================================================================================================================
Cash Used for                Net decrease in net assets resulting from operations............................        $   (954,514)
Operating Activities:        Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                               Decrease in receivables.......................................................           1,078,178
                               Decrease in other liabilities.................................................           3,130,603)
                               Realized and unrealized loss on investments--net..............................           2,216,217
                               Amortization of premium and discount..........................................            (167,592)
                                                                                                                     ------------
                             Net cash used for operating activities..........................................            (958,314)
                                                                                                                     ------------
=================================================================================================================================
Cash Provided by             Proceeds from sales of long-term investments....................................          34,623,505
Investing Activities:        Purchases of long-term investments..............................................         (22,136,094)
                             Purchases of short-term investments.............................................        (139,372,843)
                             Proceeds from sales and maturities of short-term investments....................         138,564,000
                                                                                                                     ------------
                             Net cash provided by investing activities.......................................          11,678,568
                                                                                                                     ------------
=================================================================================================================================
Cash Used for                Cash receipts from borrowings...................................................           1,973,844
Financing Activities:        Cash payments on borrowings.....................................................         (11,048,063)
                             Dividends and distributions paid to shareholders................................          (1,629,402)
                                                                                                                     ------------
                             Net cash used for financing activities..........................................         (10,703,621)
                                                                                                                     ------------
=================================================================================================================================
Cash:                        Net increase in cash............................................................              16,633
                             Cash at beginning of period.....................................................                  --
                                                                                                                     ------------
                             Cash at end of period...........................................................        $     16,633
                                                                                                                     ============
=================================================================================================================================
Cash Flow                    Cash paid for interest..........................................................        $     73,542
Information:                                                                                                         ============
=================================================================================================================================

                             See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                  For the
                   The following per share data and ratios have been derived     Six Months
                   from information provided in the financial statements.          Ended         For the Year Ended November 30,
                                                                                   May 31,  ---------------------------------------
                   Increase (Decrease) in Net Asset Value:                          1999+     1998+     1997+     1996     1995
===================================================================================================================================
Per Share          Net asset value, beginning of period...................... $   6.44      $  15.67   $  18.01  $  12.22  $  11.90
Operating                                                                     --------      --------   --------  --------  --------
Performance:       Investment income--net....................................      .19          1.20       1.34      1.61      1.33
                   Realized and unrealized gain (loss) on investments--net...     (.34)        (6.93)      (.32)     5.65       .24
                                                                              --------      --------   --------  --------  --------
                   Total from investment operations..........................     (.15)        (5.73)      1.02      7.26      1.57
                                                                              --------      --------   --------  --------  --------
                   Less dividends and distributions:
                     Investment income--net..................................     (.26)        (1.59)     (1.19)    (1.47)    (1.25)
                     Realized gain on investments--net.......................       --            --      (2.17)       --        --
                     In excess of realized gain on investments--net..........       --         (1.91)        --        --        --
                                                                              --------      --------   --------  --------  --------
                   Total dividends and distributions.........................     (.26)        (3.50)     (3.36)    (1.47)    (1.25)
                                                                              --------      --------   --------  --------  --------
                   Net asset value, end of period............................ $   6.03      $   6.44   $  15.67  $  18.01  $  12.22
                                                                              ========      ========   ========  ========  ========
                   Market price per share, end of period..................... $  5.375      $   6.50   $  13.75  $  14.75  $  11.25
                                                                              ========      ========   ========  ========  ========
===================================================================================================================================
Total Investment   Based on market price per share...........................   (13.35%)++    (37.42%)    15.91%    45.94%    14.88%
Return:**                                                                     ========      ========   ========  ========  ========
                   Based on net asset value per share........................    (1.89%)++    (45.59%)     8.19%    64.05%    15.35%
                                                                              ========      ========   ========  ========  ========
===================================================================================================================================
Ratios to          Expenses, excluding interest expense......................     1.34%*        1.15%       .82%      .80%      .97%
Average                                                                       ========      ========   ========  ========  ========
Net Assets:        Expenses..................................................     1.48%*        2.89%      1.47%     2.10%     1.83%
                                                                              ========      ========   ========  ========  ========
                   Investment income--net ...................................     6.33%*       10.63%      7.39%     8.54%    10.48%
                                                                              ========      ========   ========  ========  ========
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands).................. $ 39,187      $ 41,806   $100,174  $115,133  $ 78,139
Data:                                                                         ========      ========   ========  ========  ========
                   Portfolio turnover........................................    71.29%       626.23%    578.05%   342.06%   183.01%
                                                                              ========      ========   ========  ========  ========
===================================================================================================================================
Leverage:          Amount of borrowings outstanding, end of period
                     (in thousands)..........................................       --      $ 11,525         --  $ 53,706  $ 25,456
                   Average amount of borrowings outstanding
                     during the period (in thousands)........................ $    835      $ 20,540   $ 11,427  $ 26,812  $ 10,829
                                                                              ========      ========   ========  ========  ========
                   Average amount of borrowings per share during
                      the period............................................. $    .13      $   3.20   $   1.79  $   4.19  $   1.69
                                                                              ========      ========   ========  ========  ========
===================================================================================================================================

 +    Based on average shares outstanding.

++    Aggregate total investment return.

 *    Annualized.

** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads. See Notes to Financial Statements.

      See Notes to Financial Statements.


                                    10 & 11

                                   Worldwide DollarVest Fund, Inc., May 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Worldwide DollarVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its common stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol WDV.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1999 were $29,060,699 and $34,270,637, respectively.

Net realized losses for the six months ended May 31, 1999 and net unrealized losses as of May 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                         Realized     Unrealized
                                                          Losses        Losses
--------------------------------------------------------------------------------
Long-term investments .......................           $(21,924,171) $(152,646)
                                                        ------------  ---------
Total .......................................           $(21,924,171) $(152,646)
                                                        ============  =========
--------------------------------------------------------------------------------

As of May 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $152,646, of which $773,880 related to appreciated securities and $926,526 related to depreciated securities. At May 31, 1999, the aggregate cost of investments for Federal income tax purposes was $44,620,066.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. Shares issued and


                                    12 & 13

                                   Worldwide DollarVest Fund, Inc., May 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

outstanding during the six months ended May 31, 1999 remained constant and during the year ended November 30, 1998 increased by 101,182 as a result of dividend reinvestment.

5. Reverse Repurchase Agreements:

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. For the six months ended May 31, 1999, the average amount outstanding was approximately $835,000 and the daily weighted average interest rate was 6.41%.

6. Capital Loss Carryforward:

At November 30, 1998, the Fund had a net capital loss carryforward of approximately $25,858,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Events:

On June 9, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.046276 payable on June 30, 1999 to share holders of record as of June 23, 1999.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests. This negative impact may be greater for companies in foreign markets, particularly emerging markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's returns could be adversely affected.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

WDV

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of Worldwide DollarVest Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------


                                    14 & 15

The Fund is leveraged to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report, including the financial information herein, is transmitted to the shareholders of Worldwide DollarVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Worldwide DollarVest
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16971--5/99

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